Obligations Related to Finance Leases (Tables)	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Sale Leaseback Transactions [Table Text Block]

	December 31, 2022 $	December 31, 2021 $

Obligations related to finance leases	536,480	295,828
Less: unamortized discount and debt issuance costs	(3,720)	(1,347)
Total obligations related to finance leases	532,760	294,481
Less current portion	(60,161)	(27,032)
Long-term obligations related to finance leases	472,599	267,449

Finance Lease, Liability, Maturity [Table Text Block]	As at December 31, 2022, Teekay Tankers' total remaining commitments related to financial liabilities of these vessels were approximately $695.2 million (December 31, 2021 – $364.6 million), including imputed interest of $158.7 million (December 31, 2021 – $68.8 million), repayable from 2023 through 2031, as indicated below:

Commitments
December 31, 2022
Year	$
2023	97,806
2024	94,304
2025	90,541
2026	86,909
2027	83,276
Thereafter	242,328